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                                                                    EXHIBIT 23.2

The Directors,
AmerInst Insurance Group, Ltd.,
Clarendon House,
2 Church Street,
Hamilton  HM11
Bermuda


                      CONSENT OF INDEPENDENT ACCOUNTANTS

Dear Sirs,

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated September 30, 1998, in the Form S-4 Registration Statement of AmerInst Insurance Group, Ltd.


                                               Yours faithfully,

                                               DELOITTE & TOUCHE, LTD.


Hamilton, Bermuda

June 29, 1999